Exhibit 99.01


EX-99.01 Ernst & Young LLP Letter


April 6, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated April 6, 2001, of Celerity Solutions, Inc. (Commission File Number 0-20102) and are in agreement with the statements contained in the first, second and third paragraphs on page 1 herein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                         /s/  Ernst & Young LLP